                              Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report on Form 10-QSB ("Form 10-QSB") of Smart-tek

Solutions, Inc. (the "Company") for the quarterly period ended September 30,2005 as filed with the Securities and Exchange Commission on the date hereof, I, Denis Gallant, Chief

Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-QSB fully complies with the requirements of Section

            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Denis Gallant

                                                     ------------------------------

                                                     Denis Gallant

                                                     Chief Financial Officer

                                                     November 17, 2005